                       Subsidiaries of Prime Retail, Inc.
                                December 31, 1999

                                                                        State or Jurisdiction                      %
Subsidiary                                                                 of Inc. or Org.                      Owned (1)
-------------------------------------------------------------------------------------------------------------------------

1.  Arizona Factory Shops Limited Partnership                                Delaware                              100
2.  Arizona Factory Shops Partnership                                        Arizona                                50
3.  Bend Factory Outlets Limited Partnership                                 Delaware                              100
4.  BRWH, L.L.C.                                                             Delaware                              100
5.  Buckeye Factory Shops Limited Partnership                                Delaware                              100
6.  Camarillo Outlets, L.L.C.                                                Delaware                              100 (2)
7.  Camarillo Outlets Land, L.L.C.                                           Delaware                              100 (3)
8.  Camarillo Outlets Land II, Limited Partnership                           Delaware                              100
9.  Carolina Factory Shops Limited Partnership                               Delaware                              100
10. Castle Rock Factory Shops Partnership                                    Colorado                              100
11. Chesapeake Development Limited Partnership                               Delaware                              100
12. Coral Isle Factory Shops Limited Partnership                             Delaware                              100
13. DesignerConnection.com, Inc.                                             Maryland                              100
14. Factory Outlets at Post Falls Limited Partnership                        Delaware                              100
15. Fine Furniture Direct, Inc.                                              Maryland                            44.57 (4)
16. Finger Lakes Outlet Center, L.L.C.                                       Delaware                              100
17. First HGI, Inc.                                                          Delaware                              100
18. First Horizon Group Limited Partnership                                  Delaware                              100
19. Florida Keys Factory Shops Limited Partnership                           Illinois                              100
20. Gainesville Factory Shops Limited Partnership                            Illinois                              100
21. Grove City Factory Shops Partnership                                     Pennsylvania                          100
22. Gulf Coast Factory Shops Limited Partnership                             Illinois                              100
23. Gulfport Factory Shops Limited Partnership                               Delaware                              100
24. Huntley Factory Shops Limited Partnership                                Illinois                              100
25. Kansas City Factory Shops Limited Partnership                            Delaware                              100
26. Latham Factory Stores Limited Partnership                                Delaware                              100
27. Loveland Factory Shops Limited Partnership                               Delaware                              100
28. Magnolia Bluff Factory Shops Limited Partnership                         Delaware                              100
29. Market Street, Ltd.                                                      Tennessee                              98
30. Melrose Place, Ltd.                                                      Tennessee                             100
31. MG Long Island Limited Partnership                                       Virginia                               95
32. MG Patchogue II Limited Partnership                                      Virginia                               51
33. MG Patchogue Limited Partnership                                         District of Columbia                   50
34. Oak Creek Factory Outlets Limited Partnership                            Delaware                              100
35. Ohio Factory Shops Partnership                                           Ohio                                  100
36. Outlet Shops at Camarillo Limited Partnership                            Delaware                              100 (2)
37. Outlet Village Mall of St. Louis Ltd. Partnership, L.L.L.P.              Delaware                               75
38. Outlet Village of Hagerstown Limited Partnership                         Delaware                              100
39. Outlet Village of Kittery Limited Partnership, L.L.L.P.                  Delaware                              100
40. Outlet Village of Lebanon Limited Partnership                            Delaware                              100
41. Outlet Village of Puerto Rico Limited Partnership                        Delaware                              100
42. Outlet Village of St. Louis Limited Partnership, L.L.L.P.                Delaware                              100
43. Oxnard Factory Outlet Partners                                           California                             50
44. Oxnard Factory Shops Limited Partnership                                 Delaware                              100
45. Phase IV Associates, L.P. (Gilroy)                                       California                             10
46. Prime Bellport Land, L.L.C.                                              Delaware                              100 (2)
47. Prime Lee Development Limited Partnership                                Delaware                              100
48. Prime Northgate Plaza Limited Partnership                                Delaware                              100
49. Prime Outdoor, L.P.                                                      Delaware                              100
50. Primeoutlets.com, Inc.                                                   Maryland                               95
51. Prime Outlets at Niagara Falls USA Limited Partnership                   Delaware                              100
52. Prime Outlets at Perryville Limited Partnership                          Maryland                              100
53. Prime Outlets at Perryville, Inc.                                        Maryland                              100
54. Prime Outlets at San Marcos II, Limited Partnership                      Delaware                              100
55. Prime Outlets at Secaucus, L.L.C.                                        Delaware                              100
56. Prime Outlets at Tucson, L.L.C.                                          Delaware                              100
57. Prime Outlets at Williamsburg II Limited Partnership                     Delaware                              100
58. Prime Retail Capital I, L.L.C.                                           Delaware                              100
59. Prime Retail Capital III, L.L.C.                                         Delaware                              100
60. Prime Retail Capital, L.L.C.                                             Delaware                              100
61. Prime Retail E-Commerce, Inc.                                            Maryland                              100
62. Prime Retail Europe, L.L.C.                                              Delaware                              100 (2)
63. Prime Retail Europe Limited Partnership                                  Delaware                              100 (2)
64. Prime Retail Finance II, Inc.                                            Maryland                              100
65. Prime Retail Finance III, Inc.                                           Maryland                              100
66. Prime Retail Finance IV, Inc.                                            Maryland                              100
67. Prime Retail Finance V, Inc.                                             Maryland                              100
68. Prime Retail Finance VI, L.L.C.                                          Delaware                              100
69. Prime Retail Finance VII, Inc.                                           Maryland                              100
70. Prime Retail Finance VIII, Inc.                                          Maryland                              100
71. Prime Retail Finance IX, Inc.                                            Maryland                              100
72. Prime Retail Finance X, Inc.                                             Maryland                              100
73. Prime Retail Finance, Inc.                                               Maryland                              100
74. Prime Retail Finance Limited Partnership                                 Delaware                              100
75. Prime Retail Furniture, Inc.                                             Maryland                              100



                                                                        State or Jurisdiction                      %
Subsidiary                                                                 of Inc. or Org.                      Owned (1)
-------------------------------------------------------------------------------------------------------------------------

76. Prime Retail Management Limited Partnership                              Delaware                              100
77. Prime Retail Services Limited Partnership                                Delaware                                1
78. Prime Retail Services, Inc.                                              Maryland                              100 (5)
79. Prime Retail Stores, Inc.                                                Maryland                              100 (6)
80. Prime Warehouse Row Limited Partnership                                  Illinois                              100
81. Prime Williamsburg Development, L.L.C.                                   Delaware                              100
82. San Marcos Factory Stores, Ltd.                                          Texas                                 100
83. Second HGI, Inc.                                                         Delaware                              100
84. Second Horizon Group Limited Partnership                                 Delaware                              100
85. Shasta Outlet Center Limited Partnership                                 Delaware                              100
86. Sun Coast Factory Shops Limited Partnership                              Delaware                              100
87. The Prime Outlets at Bellport I, L.L.C.                                  Delaware                              100
88. The Prime Outlets at Bellport II, L.L.C.                                 Delaware                              100
89. The Prime Outlets at Birch Run, L.L.C.                                   Delaware                              100
90. The Prime Outlets at Calhoun Limited Partnership                         Delaware                              100
91. The Prime Outlets at Camarillo, L.L.C.                                   Delaware                              100 (2)
92. The Prime Outlets at Conroe Limited Partnership                          Delaware                              100
93. The Prime Outlets at Edinburgh Limited Partnership                       Delaware                              100
94. The Prime Outlets at Gilroy Limited Partnership                          Delaware                              100
95. The Prime Outlets at Jeffersonville, L.L.C.                              Delaware                              100
96. The Prime Outlets at Kenosha II Limited Partnership                      Delaware                              100
97. The Prime Outlets at Lee Limited Partnership                             Delaware                              100
98. The Prime Outlets at Michigan City Limited Partnership                   Delaware                              100
99. The Prime Outlets at Silverthorne Limited Partnership                    Illinois                              100
100.The Prime Outlets at Vero Beach Limited Partnership                      Delaware                              100
101.The Prime Outlets at Williamsburg, L.L.C.                                Delaware                              100
102.The Prime Outlets at Woodbury, L.L.C.                                    Delaware                              100
103.Triangle Factory Stores Limited Partnership                              Illinois                              100
104.Warehouse Row II Limited Partnership                                     Tennessee                              65
105.Warehouse Row, Ltd.                                                      Tennessee                              99
106.Weisgarber Partners, Ltd.                                                Tennessee                             100


Note:
--------------------------------------------------------------------------------
1. Reflects collective ownership interests of Prime Retail, Inc. and Prime Retail, L.P.
2.  Non-entity, reverts back to Prime Retail, L.P.
3.  Prime Retail Stores, Inc.
4.  Prime Retail Furniture, Inc. owns 44.57% Preferred Stock
5.  Preferred Stock
6.  Prime Retail, Inc. owns 100% Preferred Stock
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